                               NORMAL OPTION AGREEMENT

                       (US FOODSERVICE 1992 STOCK OPTION PLAN)


    AGREEMENT made on ______________, 1996 (this "Agreement") by and between Rykoff-Sexton, Inc., a Delaware corporation (the "Company"), and (the "Optionee").

    WHEREAS, the Company, USF Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of the Company ("Merger Sub"), and US Foodservice Inc. (f/k/a Unifax Holdings, Inc.), a Delaware corporation ("US Foodservice"), have entered into an Agreement and Plan of Merger dated February 2, 1996 (the "Merger Agreement"), pursuant to which US Foodservice has been merged with and into Merger Sub (the "Merger");

    WHEREAS, US Foodservice has adopted the US Foodservice 1992 Stock Option Plan (as amended from time to time, the "Plan") and pursuant to the Plan granted the Optionee a nonqualified option on September 4, 1992 (the "Grant Date") to purchase (as of immediately prior to the Effective Time (as defined in the Merger Agreement) of the Merger) shares of US Foodservice Class A Common Stock, par value $.01 per share ("US Foodservice Class A Common Stock"), at an exercise price per share of $.05 (the "USF Option"); and

    WHEREAS, Section 4.1(e) of the Merger Agreement provides that at the Effective Time certain outstanding options to purchase shares of US Foodservice Class A Common Stock or shares of US Foodservice Class B Common Stock, par value $.01 per share (together with US Foodservice Class A Common Stock, "US Foodservice Common Stock") shall be assumed by the Company and shall constitute an option to acquire shares of its Common Stock, par value $.10 per share ("Stock").

    NOW, THEREFORE, the parties hereto agree as follows:

    1. DEFINITIONS. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan.

    2. GRANT OF THE OPTION. The Optionee is hereby granted a nonqualified stock option (the "Option") to purchase an aggregate of shares of Stock pursuant to the terms of this Agreement and the provisions of the Plan. It is intended that the Option will not qualify as an "incentive stock option" within the meaning of Section 422 of the Code.

    3. OPTION PRICE. The exercise price of the Option shall be $.10 per share of Stock issuable hereunder; PROVIDED, HOWEVER, that if, at the time of exercise, the Company is holding Stock as treasury shares that are not reserved for any other purpose, the exercise price of the Option (or portion thereof being exercised) shall be $.03 per share of such treasury stock available at the time of exercise and issued upon exercise of the Option.

    4. CONDITIONS TO EXERCISE. (a) As of the Effective Time, this Option (until terminated as hereinafter provided or as provided in the Plan) shall be immediately exercisable to the extent of 100% of the shares of Stock hereinabove specified. To the extent exercisable, this Option may be exercised in whole or in part from time to time.

    (b) If (x) the employment of an Optionee that is an Employee terminates due to an Involuntary Termination with Cause at any time or Voluntary Termination without Good Reason at any time prior to the Option otherwise becoming exercisable under Section 4(a) hereof, or, in the case of an Optionee with a Consulting Agreement, termination of the Optionee's Consulting Agreement with cause (as provided therein) or by the Optionee voluntarily without cause (as provided therein) or (y) an Optionee, if such Optionee is an Eligible Director, ceases to be a director of the Company or a Subsidiary due to his removal for cause or resignation as a director under circumstances that would permit his removal for cause, then the Option shall terminate immediately and may not be exercised, for cash or Stock, to any extent.

    5. PERIOD OF OPTION. Except as otherwise provided in this Agreement, the Option shall expire ten years from the Grant Date or, if earlier, pursuant to the provisions of Section 11 of the Plan.

    6. EXERCISE OF OPTION. (a) Except as otherwise provided in this Agreement, the Option shall be exercised as provided in the Plan.

         (b) The Company may, in its discretion, require that the Optionee pay to the Company, at the time of exercise of any portion of the Option, any such additional amount as the Company deems necessary to satisfy its liability to withhold federal, state or local income tax or any other taxes incurred by reason of the exercise or the transfer of shares of Stock thereupon.

         (c) If the Plan or any law, regulation or interpretation requires the Company to take any action regarding the Stock, before the Company issues certificates for the Stock being purchased, the Company may delay delivering the certificates for the Stock for the period necessary to take such action; PROVIDED, HOWEVER, that all rights hereunder and under the Plan enjoyed by the Optionee on and as of the date on which such certificates would have been issued but for such delay shall be preserved and shall not be altered, reduced or adversely affected by any such delay; PROVIDED, FURTHER, HOWEVER, that the foregoing proviso shall not be construed to create, add to or supplement any rights not otherwise enjoyed by the Optionee on and as of such date. The certificate or certificates representing the Stock acquired pursuant to the Option may bear a legend restricting the transfer of such Stock, and the Company may impose stop transfer instructions to implement such restrictions, if applicable.

         (d) The Optionee will not be deemed to be a holder of any shares of Stock pursuant to exercise of the Option until the date of the issuance of a stock certificate to him for such shares of Stock and until the shares of Stock are paid for in full.

         (e) Upon the circumstances set out in the Plan the Company may elect to pay the Spread in lieu of issuing shares of Stock.

    7. REPRESENTATIONS. (a) The Company represents and warrants that (i) this Agreement has been authorized by all necessary corporate action of the Company and is a valid and binding agreement of the Company enforceable against it in accordance with its terms and (ii) upon issuance of certificates for any shares of Stock against delivery of full payment therefor, all such shares will be, at the time of such issuance, duly authorized, validly issued and fully paid and nonassessable shares of the capital stock of the Company, and, upon delivery of such certificates to the Optionee, the Optionee will acquire good, valid and marketable title to such shares free and clear of any adverse lien, claim or other restriction, other than the restrictions imposed by applicable law and any lien or encumbrance created by the Optionee.

         (b) The Optionee represents and warrants that he or she is not a party to any agreement or instrument which would prevent him or her from entering into or performing his duties in any way under this Agreement.

    8. ENTIRE AGREEMENT. This Agreement contains all the understandings between the parties hereto pertaining to the matters referred to herein, and supersedes all undertakings and agreements, whether oral or in writing, previously entered into by them with respect thereto. The Optionee represents that, in executing this Agreement, he does not rely and has not relied upon any representation or statement not set forth herein made by the Company with regard to the subject matter, bases or effect of this Agreement or otherwise.

    9. AMENDMENT OR MODIFICATION, WAIVER. No provision of this Agreement may be amended or waived unless such amendment or waiver is agreed to in writing and signed by the Optionee and by a duly authorized officer of the Company or US Foodservice. No waiver by any party hereto of any breach by another party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar condition or provision at the same time, any prior time or any subsequent time.

    10. NOTICES. Any notice to be given hereunder shall be in writing and shall be deemed given when delivered personally, sent by courier or telecopy or registered or certified mail, postage prepaid, return receipt requested, addressed to the party concerned at the address indicated below or to such other address as such party may subsequently give notice of hereunder in writing:

         To the Optionee at:



         To the Company at:

         Rykoff-Sexton, Inc.
         1050 Warrenville Road
         Lisle, Illinois 60532-5201
         Attn: Robert J. Harter, Jr.
               Senior Vice President,
               Human Resources and
               General Counsel
         Telecopy:  (708) 964-0355

    Any notice delivered personally or by courier under this Section 10 shall be deemed given on the date delivered and any notice sent by telecopy or registered or certified mail, postage prepaid, return receipt requested, shall be deemed given on the date telecopied or mailed.

    11. SEVERABILITY. If any provision of this Agreement or the application of any such provision to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstances other than those to which it is so determined to be invalid and unenforceable shall not be affected thereby, and each provision hereof shall be validated and shall be enforced to the fullest extent permitted by law.

    12. SURVIVORSHIP. The respective rights and obligations of the parties hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations.

    13. GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware, without regard to its conflicts of laws principles.

    14. HEADINGS. All descriptive headings of sections and paragraphs in this Agreement are intended solely for convenience, and no provision of this Agreement is to be construed by reference to the heading of any section or paragraph.

    15. CONSTRUCTION. This Agreement is made under and subject to the provisions of the Plan, and all of the provisions of the Plan are hereby incorporated herein as provisions of this Agreement. If there is a conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan will govern. The Optionee hereby consents to the amendment and restatement of the US Foodservice 1992 Stock Option Plan in the form of the Plan presented to the Optionee herewith. By signing this Agreement, the Optionee confirms that he has received a copy of the Plan and has had an opportunity to review the contents thereof.

    16. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    17. USF OPTION. This Agreement supersedes and replaces all of the Optionee's rights and benefits under the Agreement dated as of the Grant Date between US Foodservice (f/k/a Unifax Holdings, Inc.) and the Optionee (the "Prior Option Agreement"). From and after the date of this Agreement, the Prior Option Agreement and the USF Option shall terminate and be of no further force or effect and the Optionee hereby waives and forever relinquishes all rights and benefits thereunder.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                       RYKOFF-SEXTON, INC.




                                       By:
                                          ------------------------------------
                                            Mark Van Stekelenburg
                                            Chairman and Chief
                                              Executive Officer



                                       OPTIONEE


                                       ---------------------------------------

                               NORMAL OPTION AGREEMENT

                       (US FOODSERVICE 1992 STOCK OPTION PLAN)


    AGREEMENT made on ______________, 1996 (this "Agreement") by and between Rykoff-Sexton, Inc., a Delaware corporation (the "Company"), and (the "Optionee").

    WHEREAS, the Company, USF Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of the Company ("Merger Sub"), and US Foodservice Inc. (f/k/a Unifax Holdings, Inc.), a Delaware corporation ("US Foodservice"), have entered into an Agreement and Plan of Merger dated February 2, 1996 (the "Merger Agreement"), pursuant to which US Foodservice has been merged with and into Merger Sub (the "Merger");

    WHEREAS, US Foodservice has adopted the US Foodservice 1992 Stock Option Plan (as amended from time to time, the "Plan") and pursuant to the Plan granted the Optionee a nonqualified option on March 24, 1995 (the "Grant Date") to purchase (as of immediately prior to the Effective Time (as defined in the Merger Agreement) of the Merger) shares of US Foodservice Class A Common Stock, par value $.01 per share ("US Foodservice Class A Common Stock"), at an exercise price per share of $5.05 (the "USF Option"); and

    WHEREAS, Section 4.1(e) of the Merger Agreement provides that at the Effective Time certain outstanding options to purchase shares of US Foodservice Class A Common Stock or shares of US Foodservice Class B Common Stock, par value $.01 per share (together with US Foodservice Class A Common Stock, "US Foodservice Common Stock") shall be assumed by the Company and shall constitute an option to acquire shares of its Common Stock, par value $.10 per share ("Stock").

    NOW, THEREFORE, the parties hereto agree as follows:

    1. DEFINITIONS. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan.

    2. GRANT OF THE OPTION. The Optionee is hereby granted a nonqualified stock option (the "Option") to purchase an aggregate of shares of Stock pursuant to the terms of this Agreement and the provisions of the Plan. It is intended that the Option will not qualify as an "incentive stock option" within the meaning of Section 422 of the Code.

    3. OPTION PRICE. The exercise price of the Option shall be $3.47 per share of Stock issuable hereunder.

    4. CONDITIONS TO EXERCISE. (a) As of the Effective Time, this Option (until terminated as hereinafter provided or as provided in the Plan) shall be immediately exercisable to the extent of 100% of the shares of Stock hereinabove specified. To the extent exercisable, this Option may be exercised in whole or in part from time to time.

    (b) If (x) the employment of an Optionee that is an Employee terminates due to an Involuntary Termination with Cause at any time or Voluntary Termination without Good Reason at any time prior to the Option otherwise becoming exercisable under Section 4(a) hereof, or, in the case of an Optionee with a Consulting Agreement, termination of the Optionee's Consulting Agreement with cause (as provided therein) or by the Optionee voluntarily without cause (as provided therein) or (y) an Optionee, if such Optionee is an Eligible Director, ceases to be a director of the Company or a Subsidiary due to his removal for cause or resignation as a director under circumstances that would permit his removal for cause, then the Option shall terminate immediately and may not be exercised, for cash or Stock, to any extent.

    5. PERIOD OF OPTION. Except as otherwise provided in this Agreement, the Option shall expire ten years from the Grant Date or, if earlier, pursuant to the provisions of Section 11 of the Plan.

    6. EXERCISE OF OPTION. (a) Except as otherwise provided in this Agreement, the Option shall be exercised as provided in the Plan.

         (b) The Company may, in its discretion, require that the Optionee pay to the Company, at the time of exercise of any portion of the Option, any such additional amount as the Company deems necessary to satisfy its liability to withhold federal, state or local income tax or any other taxes incurred by reason of the exercise or the transfer of shares of Stock thereupon.

         (c) If the Plan or any law, regulation or interpretation requires the Company to take any action regarding the Stock, before the Company issues certificates for the Stock being purchased, the Company may delay delivering the certificates for the Stock for the period necessary to take such action; PROVIDED, HOWEVER, that all rights hereunder and under the Plan enjoyed by the Optionee on and as of the date on which such certificates would have been issued but for such delay shall be preserved and shall not be altered, reduced or adversely affected by any such delay; PROVIDED, FURTHER, HOWEVER, that the foregoing proviso shall not be construed to create, add to or supplement any rights not otherwise enjoyed by the Optionee on and as of such date. The certificate or certificates representing the Stock acquired pursuant to the Option may bear a legend restricting the transfer of such Stock, and the Company may impose stop transfer instructions to implement such restrictions, if applicable.

         (d) The Optionee will not be deemed to be a holder of any shares of Stock pursuant to exercise of the Option until the date of the issuance of a stock certificate to him for such shares of Stock and until the shares of Stock are paid for in full.

         (e) Upon the circumstances set out in the Plan the Company may elect to pay the Spread in lieu of issuing shares of Stock.

    7. REPRESENTATIONS. (a) The Company represents and warrants that (i) this Agreement has been authorized by all necessary corporate action of the Company and is a valid and binding agreement of the Company enforceable against it in accordance with its terms and (ii) upon issuance of certificates for any shares of Stock against delivery of full payment therefor, all such shares will be, at the time of such issuance, duly authorized, validly issued and fully paid and nonassessable shares of the capital stock of the Company, and, upon delivery of such certificates to the Optionee, the Optionee will acquire good, valid and marketable title to such shares free and clear of any adverse lien, claim or other restriction, other than the restrictions imposed by applicable law and any lien or encumbrance created by the Optionee.

         (b) The Optionee represents and warrants that he or she is not a party to any agreement or instrument which would prevent him or her from entering into or performing his duties in any way under this Agreement.

    8. ENTIRE AGREEMENT. This Agreement contains all the understandings between the parties hereto pertaining to the matters referred to herein, and supersedes all undertakings and agreements, whether oral or in writing, previously entered into by them with respect thereto. The Optionee represents that, in executing this Agreement, he does not rely and has not relied upon any representation or statement not set forth herein made by the Company with regard to the subject matter, bases or effect of this Agreement or otherwise.

    9. AMENDMENT OR MODIFICATION, WAIVER. No provision of this Agreement may be amended or waived unless such amendment or waiver is agreed to in writing and signed by the Optionee and by a duly authorized officer of the Company or US Foodservice. No waiver by any party hereto of any breach by another party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar condition or provision at the same time, any prior time or any subsequent time.

    10. NOTICES. Any notice to be given hereunder shall be in writing and shall be deemed given when delivered personally, sent by courier or telecopy or registered or certified mail, postage prepaid, return receipt requested, addressed to the party concerned at the address indicated below or to such other address as such party may subsequently give notice of hereunder in writing:

         To the Optionee at:



         To the Company at:

         Rykoff-Sexton, Inc.
         1050 Warrenville Road
         Lisle, Illinois 60532-5201
         Attn: Robert J. Harter, Jr.
               Senior Vice President,
               Human Resources and
               General Counsel
         Telecopy:  (708) 964-0355

    Any notice delivered personally or by courier under this Section 10 shall be deemed given on the date delivered and any notice sent by telecopy or registered or certified mail, postage prepaid, return receipt requested, shall be deemed given on the date telecopied or mailed.

    11. SEVERABILITY. If any provision of this Agreement or the application of any such provision to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstances other than those to which it is so determined to be invalid and unenforceable shall not be affected thereby, and each provision hereof shall be validated and shall be enforced to the fullest extent permitted by law.

    12. SURVIVORSHIP. The respective rights and obligations of the parties hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations.

    13. GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware, without regard to its conflicts of laws principles.

    14. HEADINGS. All descriptive headings of sections and paragraphs in this Agreement are intended solely for convenience, and no provision of this Agreement is to be construed by reference to the heading of any section or paragraph.

    15. CONSTRUCTION. This Agreement is made under and subject to the provisions of the Plan, and all of the provisions of the Plan are hereby incorporated herein as provisions of this

Agreement. If there is a conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan will govern. The Optionee hereby consents to the amendment and restatement of the US Foodservice 1992 Stock Option Plan in the form of the Plan presented to the Optionee herewith. By signing this Agreement, the Optionee confirms that he has received a copy of the Plan and has had an opportunity to review the contents thereof.

    16. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    17. USF OPTION. This Agreement supersedes and replaces all of the Optionee's rights and benefits under the Agreement dated as of the Grant Date between US Foodservice (f/k/a Unifax Holdings, Inc.) and the Optionee (the "Prior Option Agreement"). From and after the date of this Agreement, the Prior Option Agreement and the USF Option shall terminate and be of no further force or effect and the Optionee hereby waives and forever relinquishes all rights and benefits thereunder.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                       RYKOFF-SEXTON, INC.




                                       By:
                                          ------------------------------------
                                            Mark Van Stekelenburg
                                            Chairman and Chief
                                              Executive Officer



                                       OPTIONEE


                                       ---------------------------------------